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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 4, 2003

THE SPORTS AUTHORITY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31746	84-1242802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 West Hampden Avenue, Englewood, Colorado		80110
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (303) 200-5050

Gart Sports Company
(Former Name or Former Address, if Changed Since Last Reported)

Item 2. Acquisition or Disposition of Assets.

        On August 4, 2003, The Sports Authority, Inc. (f/k/a Gart Sports Company) (the "Company") announced that it had completed a merger with TSA Stores, Inc. (f/k/a The Sports Authority, Inc.) ("TSA"). Pursuant to the Agreement and Plan of Merger, dated as of February 19, 2003, among the Company, TSA and Gold Acquisition Corp. ("GAC"), GAC was merged with and into TSA with TSA surviving the merger as a wholly owned subsidiary of the Company and each outstanding share of TSA common stock was converted into the right to receive 0.37 of a share of Company common stock. In connection with the merger, Gart Sports Company was renamed The Sports Authority, Inc. and the company formerly known as The Sports Authority, Inc. was renamed TSA Stores, Inc. A copy of the Company's press release announcing the effectiveness of the merger is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

        Reference is made to the joint proxy statement/prospectus forming a part of the registration statement of The Sports Authority, Inc (f/k/a Gart Sports Company) on Form S-4, as amended (File No. 333-36954) for additional information regarding the transaction described above.

Item 5. Other Events and Required FD Disclosure.

        In connection with the merger, the Company entered into to a new financing agreement which is filed herewith as Exhibit 10.1. Additionally, the Company adopted a new form of stock certificate which is filed herewith as Exhibit 4.1. Exhibit 4.1 and Exhibit 10.1 are hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Financial Statements of Businesses Acquired. Not applicable. The required financial statements were filed with the Amendment No. 2 to Form S-4 Registration Statement of The Sports Authority, Inc. (f/k/a Gart Sports Company) (File No. 333-36954), which was filed with the Securities and Exchange Commission on June 20, 2003.

        (b)   Pro Forma Financial Information. Not applicable. The required pro forma financial information was filed with the Amendment No. 2 to Form S-4 Registration Statement of The Sports Authority, Inc. (f/k/a Gart Sports Company) (File No. 333-36954), which was filed with the Securities and Exchange Commission on June 20, 2003.

        (c)   Exhibits.

Number	Description
3.1	Amended and Restated Certificate of Incorporation of The Sports Authority, Inc.
3.2	Amended and Restated Bylaws of The Sports Authority, Inc.
4.1	Form of Stock Certificate of The Sports Authority, Inc.
10.1
Financing Agreement, dated August 4, 2003, by and among The CIT Group/Business Credit, Inc. (as Agent and Lender), Wells Fargo Foothill, LLC (as Document Agent), Bank of America, N.A. (as a Co-Syndication Agent), Fleet Retail Finance Inc. (as a Co-Syndication Agent), the Lenders signatory thereto, The Sports Authority, Inc. and The Subsidiaries of the Sports Authority, Inc. signatory thereto.
99.1	Press Release dated August 4, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPORTS AUTHORITY, INC.
		By:	/s/ NESA E. HASSANEIN Name: Nesa E. Hassanein Title: Executive Vice President and General Counsel
Date	August 11, 2003

EXHIBIT INDEX

Number	Description
3.1	Amended and Restated Certificate of Incorporation of The Sports Authority, Inc.
3.2	Amended and Restated Bylaws of The Sports Authority, Inc.
4.1	Form of Stock Certificate of The Sports Authority, Inc.
10.1
Financing Agreement, dated August 4, 2003, by and among The CIT Group/Business Credit, Inc. (as Agent and Lender), Wells Fargo Foothill, LLC (as Document Agent), Bank of America, N.A. (as a Co-Syndication Agent), Fleet Retail Finance Inc. (as a Co-Syndication Agent), the Lenders signatory thereto, The Sports Authority, Inc. and The Subsidiaries of the Sports Authority, Inc. signatory thereto.
99.1	Press Release dated August 4, 2003.

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  Item 2. Acquisition or Disposition of Assets.
  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX